UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 19, 2007

Date of report (Date of earliest event reported)

MedicalCV, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-33295	41-1717208
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9725 South Robert Trail

Inver Grove Heights, Minnesota 55077

(Address of principal executive offices, including zip code)

(651) 452-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 8.01        OTHER EVENTS

On September 19, 2007, we issued a press release, which appears as Exhibit 99 hereto, announcing the completion of the first closed-chest, beating heart cardiac ablation with the SOLAR™ Surgical Ablation System.  Such press release is incorporated by reference in response to this Item 8.01.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

                (d)      Exhibits

                See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedicalCV, Inc.

Date: September 19, 2007	By:	/s/ Michael A. Brodeur
Michael A. Brodeur
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99	Press release, dated September 19, 2007.